UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2015

TIGER JIUJIANG MINING, INC.
(Exact name of registrant as specified in its charter)

Wyoming	000-54567	80-05552115
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

6/F, No.81 Meishu East Road, Kaohsiung, Taiwan	804
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 888-755-9766

_______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[      ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[      ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[      ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[      ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

The Company has engaged MaloneBailey, LLP of Houston, Texas (“MB”) to assume the role of its new principal independent accountants. The decision to engage MB was approved by the audit committee of the Board of Directors on November 1, 2015.

During the periods ended February 28, 2015, and through the date of the firms engagement the Registrant did not consult with MB with regard to:

1.	the application of accounting principles to a specified transaction, either completed or proposed: or the type of audit opinion that might be rendered on Registrant’s financial statements; or

2.	any matter that was either the subject of a disagreement or a reportable event (as described in Item 304 of Regulation S-K.

Item 9.01.	Exhibits

16.1	None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIGER JIUJIANG MINING, INC.

/s/ “Chang Ya-Ping
Chang Ya-Ping
President, Secretary, CEO and Director

Date: November 3, 2015